SHOCHET
                                   SECURITIES
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

COMMON STOCK                                           CUSIP 824880 30 1
                                                         (ILLEGIBLE)


THIS CERTIFIES that:



Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE EACH OF THE COMMON STOCK OF
==========================SHOCHET HOLDING CORP.===============================
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as (ILLEGIBLE) or hereafter amended.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.
  Dated:


/s/ ILLEGIBLE             (SEAL)          /s/ ILLEGIBLE
----------------------                    ----------------------
             President                                      Chief Executive
                                          Officer and Assistant Secretary

  The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to application laws and regulations.

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entities
  JT TEN  - as joint tenants with right of survivorship and not as tenants in common
  UNIF GIFT MIN ACT - ___________Custodian____________
                        (Cust)             (Officer)
                      under Uniform Gifts to Minors
                      Act_____________________________
                              (ILLEGIBLE)

    Additional abbreviations may also be used though not in the above list.


  For Value Received,_________________________hereby sell, assign and transfer unto

Please insert Social Security or other
indentifing number or (ILLEGIBLE)

(BOX OMITTED)

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE (ILLEGIBLE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the written Certificate, and do hereby (ILLEGIBLE) constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the written Corporation with full power of substitution in the (ILLEGIBLE)

Dated__________________________________


                        ________________________________________________________
                         (ALL ILLEGIBLE)

Signature(s) Guaranteed:

_______________________________________
(ALL ILLEGIBLE)




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSURANCE OF A REPLACEMENT CERTIFICATE.